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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) November 2, 2001
                                                         ----------------

                         FIRST WASHINGTON FINANCIALCORP
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             (Exact name of registrant as specified in its charter)



           New Jersey                     000-32949           52-2150671
           ----------                    ------------      -----------------
   (State or other jurisdiction          (Commission         (IRS Employer
       of incorporation)                 File Number)      Identification No



   US Route 130 & Main Street
   Windsor, New Jersey                                08561
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   (Address of principal executive offices)         (Zip Code)



       Registrant's telephone number, including area code (609) 426-1000
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Item 5.  Other events.
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         The Registrant issued a press release on November 2, 2001 announcing the Registrant's results for the third quarter of 2001.

Item 7.  Exhibits.
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         The following exhibits are filed with this Current Report on Form 8-K.

         Exhibit No.       Description
         -----------       -----------
         99                Press Release dated November 2, 2001 announcing the
                           Registrant's results for the third quarter of 2001.
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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934,
First Washington FinancialCorp, has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  FIRST WASHINGTON FINANCIALCORP
                                  -----------------------------------------
                                  (Registrant)


Dated: November 6, 2001           By: /s/ C. HERBERT SCHNEIDER
                                      -------------------------------------
                                      C. HERBERT SCHNEIDER
                                      President and Chief Executive Officer
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                                  EXHIBIT INDEX
                                  -------------

                           CURRENT REPORT ON FORM 8-K
                           --------------------------


Exhibit No.       Description                                    Page No.
-----------       -----------                                    --------

99                Press Release dated November 2, 2001              5
                  announcing the Registrant's results
                  for the third quarter of 2001.